TIAA-CREF Life Funds	Supplement

TIAA-CREF Life Funds

TIAA-CREF Life Bond Fund (the “Fund”)

SUPPLEMENT NO. 1

dated December 13, 2019, to the Summary Prospectus for the Fund, dated May 1, 2019

SUPPLEMENT NO. 3

dated December 13, 2019, to the Statutory Prospectus for the TIAA-CREF Life Funds, dated May 1, 2019, as supplemented through October 1, 2019

SUPPLEMENT NO. 5

dated December 13, 2019, to the Statement of Additional Information (“SAI”) for the TIAA-CREF Life Funds dated May 1, 2019, as supplemented through October 1, 2019

The Board of Trustees of the TIAA-CREF Life Funds has approved a change in the following Fund’s name, effective May 1, 2020 (the “Effective Date”). Therefore, as of the Effective Date, all references to the Fund in the Summary Prospectus, Statutory Prospectus and SAI are hereby changed as follows:

Existing name	New name
TIAA-CREF Life Bond Fund	TIAA-CREF Life Core Bond Fund

A40685 (12/19)